                                                                      EXHIBIT 99


                                LIST OF LENDERS


ABN AMRO Bank, N.V.
Bank of America Texas, N.A.
Bank of Montreal
BankBoston, N.A.
The Bank of Nova Scotia
Chase Bank of Texas, National Association
Credit Lyonnais, New York Branch
Key Corporate Capital, Inc.
National City Bank, Kentucky
Paribas
Union Bank of California


                                      31